PREPAID EXPENSES AND OTHER CURRENT RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2024
Other Receivables, Net, Current [Abstract]
Schedule Of Prepaid Expenses And Other Current Receivables
Prepaid expenses and other current receivables consist of the following:

	December 31
	2024	2023
Advances to suppliers	14,960	11,960
Prepaid expenses	2,421	3,041
Government institutions	2,896	948
Income tax	1,423	66
Other	397	253
Total other current receivables	22,097	16,268